Exhibit 99.1

Profire Energy Authorizes Share Buyback Program
Board Authorizes Repurchase of up to $2,000,000 worth of shares in next 12 months

LINDON, Utah, May 26, 2016 - Profire Energy, Inc. (Nasdaq:PFIE), a technology company which creates, installs and services burner and chemical management solutions in the oil and gas industry, announced today that its Board of Directors has authorized the repurchase of up to $2,000,000 worth of the Company's common stock during the upcoming 12-month period.

Brenton Hatch, the Company's Chairman and CEO, commented, "We are pleased to announce this buyback as it underscores our confidence in the strength of our balance sheet, our ability to create value for our customers, and the future prospects of the Company. At recent market price levels, we believe our common shares represent an excellent opportunity to buy at a significant discount and are a highly attractive investment. We will continue to seek and evaluate additional opportunities to increase shareholder value and employ our capital to generate meaningful returns."

Repurchases will be made at management's discretion at prices management considers to be attractive and in the best interests of both the Company and its shareholders, subject to the availability of stock, general market conditions, the trading price of the stock, alternative uses for capital, and the Company's financial performance.  Open market purchases will be conducted in accordance with applicable legal requirements.

The repurchase program may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases. The repurchase program does not obligate the Company to purchase any particular number of shares.

About Profire Energy, Inc.
Profire Energy assists energy production companies in the safe and efficient production and transportation of oil and natural gas. As energy companies seek greater safety for their employees, compliance with more stringent regulatory standards, and enhanced margins with their energy production processes, Profire Energy's burner and chemical management systems are becoming part of their solution. Profire Energy has offices in Lindon, Utah; Houston, Texas; Oklahoma City, Oklahoma; Shelocta, Pennsylvania; Greeley, Colorado; and Edmonton, Alberta, Canada. For additional information, visit www.ProfireEnergy.com.

Cautionary Note Regarding Forward-Looking Statements. Statements made in this release that are not historical are forward-looking statements. This release contains forward-looking statements, including, but not limited the Company's intent to repurchase up to $2,000,000 worth of the Company's common stock; and the Company's ability to employ capital to generate meaningful returns. All such forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include certain economic, business, public market and regulatory risks and factors identified in the company's periodic reports filed with the Securities Exchange Commission. All forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are made only as of the date of this release and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers should not place undue reliance on these forward-looking statements.

Contact:
Profire Energy, Inc.
Tanner Lamb, Finance and Investor Relations
(801) 796-5127